SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------



                                    FORM 8-K

                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 12, 2006

                       LIGAND PHARMACEUTICALS INCORPORATED
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                    000-20720
                            (Commission File Number)

                           10275 SCIENCE CENTER DRIVE
                              SAN DIEGO, CALIFORNIA
                    (Address of principal executive offices)

                                 (858) 550-7500
              (Registrant's telephone number, including area code)

                                   77-0160744
                      (I.R.S. Employer Identification No.)

                                   92121-1117
                                   (Zip Code)




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ITEM 8.01 OTHER EVENTS

On June 12, 2006, Ligand Pharmaceuticals Incorporated announced that its common stock would be relisted on the NASDAQ National Market, effective June 14, 2006, and will trade under the symbol `LGND'. The press released is attached as
Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)      Exhibits

EXHIBIT NUMBER             DESCRIPTION
------------------         --------------------

99.1                       Press release of the Company dated June 12, 2006




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned.


                           LIGAND PHARMACEUTICALS INCORPORATED




Date: June 12, 2006        By:      /s/ Warner R. Broaddus
                           Name:    Warner R. Broaddus
                           Title:   Vice President, General Counsel & Secretary